Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2003

Cohu, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4298	95-1934119

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12367 Crosthwaite Circle, Poway, California	92064

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 848-8100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Table of Contents

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	First Quarter 2003 Earnings Release, dated April 23, 2003, of Cohu, Inc.

Item 9. Regulation FD Disclosure.

     The following information is intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On April 23, 2003, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2003. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COHU, INC.

Dated: April 23, 2003	By:	/s/ James A. Donahue James A. Donahue President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Quarter 2003 Earnings Release, dated April 23, 2003, of Cohu, Inc.